================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                TRIMEDYNE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                TRIMEDYNE, INC.
                       P.O. Box 57001, 2801 Barranca Rd.
                            Irvine, CA  92619-7001


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   ----------------------------------------

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of the Stockholders of Trimedyne, Inc. (the "Company") will be held at 2:00 p.m. on June 5, 2000 at 2801 Barranca Road, Irvine, CA 92606 for the election of two Class 3 directors of the Company to hold office for a three year period and until their successors have been duly elected and qualified and to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 6, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

     If you do not expect to be personally present at the meeting, but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you fill in, sign and date the enclosed proxy and promptly return it by mail in the envelope provided.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              MARVIN P. LOEB
                              Chairman

April 6, 2000


                            YOUR VOTE IS IMPORTANT

IF YOU CANNOT BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                         THANK YOU FOR ACTING PROMPTLY

                                TRIMEDYNE, INC.
                       P.O. Box 57001, 2801 Barranca Rd.
                            Irvine, CA  92619-7001

                                PROXY STATEMENT

                      FOR ANNUAL MEETING OF STOCKHOLDERS
                          To be held on June 5, 2000

                                 INTRODUCTION

     The Annual Meeting of Stockholders ("Annual Meeting") is called to elect two persons as Class 3 directors of the Board of Directors of Trimedyne, Inc. (the "Company") for a three year period. The meeting, however, will be open for the transaction of such other business as may properly come before the meeting although, as of the date of this proxy statement, management does not know of any other business that will come before the meeting. If any other matters do come before the meeting, the persons named in the enclosed form of proxy are expected to vote said proxy in accordance with their judgment on such matters.

     This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about April 10, 2000. A copy of the Annual Report for the fiscal year ended September 30, 1999, which includes audited financial statements, is included herewith.

     The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and no compensation will be paid therefor. There will be no solicitation of proxies other than by mail or personal solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed by the Company for reasonable expenses incurred by them in connection therewith. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company:
(i) a duly executed proxy bearing a later date; or (ii) a written instrument revoking the proxy; or (iii) by attending the Annual Meeting and voting in person.

                               VOTING SECURITIES

     The Board of Directors has fixed the close of business on April 6, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

     As of January 24, 2000, the outstanding capital stock of the Company consisted of 11,120,445 shares of Common Stock. Each share of Common Stock is entitled to one vote in all matters.

     The shares for which the accompanying proxy is solicited will be voted FOR
                                                                            ---
the proposals described herein, if no direction to the contrary is given, provided that the proxy is executed and returned by the stockholder prior to the annual meeting.

          Security Ownership of Principal Stockholders and Management
          -----------------------------------------------------------

     The following table sets forth the name of each beneficial owner of more than five percent of the Company's Common Stock known to the Company, by each director of the Company, by each named executive officer, and by all directors and executive officers as a group, the number of shares beneficially owned by such persons as of December 31, 1999 and the percent of the class so owned. Each person named in the table has sole investment and sole voting power with respect to the shares of Common Stock set forth opposite his name, except as otherwise indicated. All shares are directly owned or are held for the stockholder in street name, except as otherwise indicated.


                                                Name and Address         Amount and Nature of     Percent of Class
Title of Class                                  of Beneficial Owner      Beneficial Ownership     Outstanding
--------------                                  -------------------      --------------------     -----------
                                                 Major Shareholder
                                                 ----------------

Common                                           Marvin P. Loeb                    849,000(1)        7.6%
Stock                                            2801 Barranca Road
$.01 Par                                         Irvine, CA 92604
Value
                                                 Directors
                                                 ---------
                                                 and Executive Officers
                                                 ----------------------

                                                 Donald Baker, Director             60,000(2)          *
                                                 Bruce N. Barron, Director         210,000(3)       1.9%
                                                 Richard F. Horowitz, Director      60,000(2)          *
                                                 Shane H. Traveller, Treasurer, CFO  9,000(2)          *
                                                 L. Dean Crawford, Sr V.P, COO      44,610(2)          *
                                                 Richard A. Demmer, VP - Sales      42,700(2)          *

All Directors and Executive                                                      1,125,310(4)      10.1%
Officers as a Group (7 persons)

__________________________
(1) Includes 212,000 shares held by Mr. Loeb and his wife, 459,000 shares held by members of his family and a trust for their benefit, and currently exercisable options to purchase 246,000 shares. (See "EXECUTIVE COMPENSATION"). Mr. Loeb is also a director and CEO of the Company.
(2)  Consists solely of currently exercisable stock options.
(3) Includes currently exercisable stock options to purchase 60,000 shares and 150,000 shares of Common Stock owned by Mr. Barron's wife and three daughters of which Mr. Barron disclaims beneficial ownership.
(4) Includes currently exercisable options to purchase 449,110 shares, which includes the options referred to in notes 1 through 3 above. Does not include 150,000 shares beneficially owned by Mr. Barron as such are also included in the beneficial ownership of Mr. Loeb.

*    Represents less than 1%.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, two Class 3 directors are to be elected to hold office for a three year period and until their successors have been duly elected and qualified. The Company's by-laws provide for a Board of Directors comprised of seven directors, divided into three groups, each with terms of three years. There are currently three vacancies on the Board of Directors.

     The election of directors requires the affirmative vote of at least a majority of shares present or represented at the Annual Meeting at which a quorum (one-third of the outstanding shares) is present or represented. It is the intention of the persons named in the accompanying proxy form to vote FOR the election of the persons named in the table below as directors of the Company, unless authority to do so is withheld. In the event that the below listed nominees for directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

     The following table sets forth the name and age of the current nominees and of each Class 1 and Class 2 director (whose term does not expire at the Annual Meeting) and the year he was first elected a director:



Name and Year First Elected                  Position Held                              Age
---------------------------                  -------------                              ---

Nominee for Class 3 Directors
-----------------------------
Marvin P. Loeb (1978)                        Chairman of the Board,                     73
                                             President, Chief Executive Officer
                                             and Director

Richard F. Horowitz (1983)                   Director                                   59

Present Class 1 Director
------------------------

Bruce N. Barron (1988)                       Director                                   45

Present Class 2 Director
------------------------

Donald Baker (1983)                          Director                                   70

     Marvin P. Loeb has been a director of the Company since 1980, Chairman of the Board of the Company since March 1981, Chief Executive Officer of the Company since April 1991 and he served as President of the Company from April 1991 until November 1992. He has been the Chairman of the Board of Cardiodyne, Inc. (formerly Trioptic Laser, Inc., a 90% owned subsidiary of the Company) since May 1992. Since May 1986, he has been Chairman and a director of Cardiomedics, Inc., a privately held company which developed and is marketing a circulatory assist device. Since November 1988, he has been Chairman of Ultramedics, Inc., a privately held company whose principal interest is its investment in Cardiomedics, Inc. From April 1986 to June 1994, he was Chairman and a Director of Xtramedics, Inc. (now Athena Medical Corporation), a publicly held company engaged in the development of a feminine hygiene product. From December 1979 to June 1999, he was a director of Automedix Sciences, Inc., (now COMC, Inc., a publicly held company in the voice and data telecommunications business). From 1980 to June 1999, Mr. Loeb was a director of Contracap, Inc. (now Revenge Marine, Inc., a publicly held designer and manufacturer of motor yachts and boats). Mr. Loeb has been President of Master Health Services, Inc., a family held medical consulting firm, since 1973, and Marvin P. Loeb and Company, a family held patent licensing firm, since 1983. Mr. Loeb is Mr. Barron's father-in-law. Mr. Loeb holds an honorary Doctor of Science Degree from Pacific States University and a Bachelor of Science Degree from the University of Illinois.

     Richard F. Horowitz has been a director of the Company since April 1983. He also has been a director of Cardiodyne, Inc. (formerly Trioptic Laser, Inc.) since May 1992. He was a director of Automedix Sciences, Inc. (now COMC, Inc.) from November 1988 until 1999 and he has been a director of Cardiomedics, Inc. since 1992. Mr. Horowitz has been a practicing attorney in New York City for the past 35 years. He has been a member of the firm of Heller, Horowitz & Feit, P.C. (formerly Heller, Horowitz & Feit) since January 1979. Heller, Horowitz & Feit, P.C. has been securities counsel to the Company and to other entities with which Mr. Loeb is associated. Mr. Horowitz is a graduate of Columbia College and Columbia Law School. He is a member of the Association of the Bar of the City of New York and the New York State Bar Association.

The other directors of the Company whose terms do not expire at the Annual Meeting are:

     Bruce N. Barron has been a director of the Company since August 1988 and was also a director of the Company from May 1980 to March 1983. He also has been a director of Cardiodyne, Inc. (formerly Trioptic Laser, Inc.) since May 1992. Since August 1999 he has been Chairman and CEO of Molecular Geriatrics Corporation, a privately owned company developing pharmaceuticals to treat, and a diagnostic to detect, Alzheimer's disease, having been President and CEO from April 1995 to August 1999 and a Chief Financial Officer from September 1993 until April 1995 and a director since June 1994; a director of Automedix Sciences (now COMC, Inc.) from 1984 until November 1996 and Secretary/Treasurer from December 1987 until November 1996; Treasurer, Chief Financial Officer and a director of Direct Therapeutics, Inc. (a privately owned company developing therapeutics for the treatment of cancer) from June 1991 until December 1998; a director of Cardiomedics, Inc. since May 1986 and a director of Toll Coating Services, a privately owned company providing specialty coating to various industries since January 1995. He has served without compensation from time to time since 1978 as a director, Secretary and/or Treasurer of Master Health Services, Inc., and other privately owned companies some of which Marvin P. Loeb, his father-in-law, has an interest. Members of Mr. Barron's family, but not Mr. Barron, are beneficiaries of a trust established by Mr. Loeb. Mr. Barron holds a B.S. degree in Accounting from the University of Illinois.

     Donald Baker has been a director of the Company since May 1983. He also has been a director of Cardiodyne, Inc. (formerly Trioptic Laser, Inc.) since August 1996. Mr. Baker recently retired after 39 years as a partner of the law firm of Baker & McKenzie. He holds a J.D.S. degree from the University of Chicago Law School. Mr. Baker is a Director of the Mid-America Committee on International Business and Government Cooperation, Chicago, Automedix Sciences (now COMC, Inc.), Santa Ana, CA and Cardiomedics, Inc., Santa Ana, CA. He is a member of the Chicago and American Bar Associations.

                                 EXECUTIVE OFFICERS
                                 ------------------

     The executive officers of the Company who are not also directors or nominees for director are:

     Shane H. Traveller has been Chief Financial Officer since November 1998. Before joining the Company, he was CFO of Pyro Shield, Inc., an Irvine, CA based manufacturer of aerospace products from 1996-1998 and CFO of Worldwide Investment Network, Inc., an Irvine, CA based asset management company from 1994-1996. Mr. Traveller has a Bachelor of Science Degree in Accounting from Brigham Young University and is a CPA. Since December 1999, Mr. Traveller serves as a part-time consultant to the Company.

     L. Dean Crawford, has been Senior Vice President-Research and Development since April 1997. Mr. Crawford had been Vice President-Operations/Research & Development since July 1995 and Vice President-Delivery Systems since May 1992. Mr. Crawford has been with Trimedyne since February 1989. Before joining the Company, he was a manufacturing engineer and R&D Section Manager for Baxter Edwards Critical Care Division. Mr. Crawford has a Bachelors and Masters of Engineering Degree in Mechanical Engineering from Brigham Young University.

     Richard A. Demmer, has been Vice President of International Sales and Corporate Secretary since 1990. Mr. Demmer had been Executive Vice President and Secretary of the Company and President, Industrial Products Division (Poly-Optical Products, Inc. and Laser Ionics, Inc.) since September 1987. He had been Secretary-Treasurer of the Company from September 1987 through November 1988 and previously served in that capacity from September 1985 to December 1986. He had been Vice President and General Manager, Industrial Products Division since September 1986. Prior to September 1986, Mr. Demmer was Vice President and General Manager (since 1978) and a Director (since April 1985) of the Company's subsidiary, Poly-Optical Products, Inc.

                   BOARD OF DIRECTORS MEETING AND COMMITTEES
                   -----------------------------------------

     During the 1999 fiscal year, there were two meetings of the Board of Directors. A number of actions, however, were taken by written unanimous consent resolutions of the directors. In 1988, the Board of Directors created a standing Audit Committee and a standing Compensation Committee, each of which currently consists of Messrs. Baker, Barron and Horowitz. There was one formal Audit and Compensation Committee meeting during the fiscal 1999 year, one informal meeting and several written consent resolutions were made by the Compensation Committee. The Board does not have a standing Nominating Committee. No director was absent from more than 33% of the Board meetings or meetings of the Committee(s) of which he was a member.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION
                 --------------------------------------------

     The following table sets forth the executive compensation paid during the fiscal years ended September 30, 1999 and 1998 to all Executive officers of Trimedyne who earned more than $100,000 in combined salary and bonus in fiscal 1999:

                                    TABLE I
                             SUMMARY COMPENSATION

                                                                                  Long-Term
                                                                              Compensation Awards
                                                                              --------------------
                                                  Annual Compensation(1)           Securities
                                                 -----------------------           Underlying         All Other
Name of Individual                                   Salary      Bonus               Options        Compensation
and Principal Position                 Year           ($)         ($)                  (#)             ($)(2)
------------------------------------   ----         -------    ---------             -------        ------------
Marvin P. Loeb, Chairman               1999         209,435                               --              14,788
of the Board, President and Chief      1998         196,013                          200,000               4,075
Executive Officer

L. Dean Crawford, Sr. V.P.-            1999         125,923                           15,000               6,488
Research and Development               1998         105,456                           10,000               5,359

Richard A. Demmer, V.P.                1999          96,699        6,486                                   7,340
of International Sales,                1998          90,451        6,544              60,000               7,285
Secretary

(1) Amounts shown include cash and non-cash compensation earned and received by executive officers.

(2) Amounts of Other Annual Compensation shown for officers include the cost of
    (i) car allowances and expenses and (ii) costs of 401(k) matching contributions.

   REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS CONCERNING
   -------------------------------------------------------------------------
                                 COMPENSATION
                                 ------------

     The following report of the Compensation Committee is provided solely to the shareholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, and shall not be deemed to be "filed" with the Securities and Exchange Commission for the purpose of establishing statutory liability. This Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement.

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, approves the compensation plans and specific compensation levels for executive officers, and administers the 1997 Incentive and Non-Qualified Stock Option Plan as well as the Company's other Stock Option Plans as they related to executive officers. The Compensation Committee is composed of three independent, non-employee directors who have no interlocking relationships as defined by the SEC.

     The Compensation Committee believes that the compensation of the Chief Executive Officer (CEO) should be heavily influenced by Company performance. Therefore, although there is necessarily some subjectivity in setting their salaries, major elements of the compensation package are related to Company performance. The Committee establishes their salaries by considering the salaries of executives of comparably sized companies and their performance according to data obtained by the Committee from independent outside information.

     The Compensation Committee has adopted similar policies with respect to compensation of other officers of the Company. Using salary survey data received from outside sources, the Committee establishes base salaries that are within the range of salaries for persons holding similarly responsible positions at other companies. In addition, the Committee considers factors such as relative company performance, the individual's past performance and future potential in establishing the base salaries of executive officers.

     As with the CEO, the number of options granted to the other officers is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth. All options are originally granted at the current market price on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for management to create value for stockholders. The Committee, therefore, views stock options as an important component of its long-term, performance-based compensation philosophy.


                                   Donald Baker
                                   Bruce N. Barron
                                   Richard F. Horowitz

                               PERFORMANCE GRAPH
                               -----------------


     The following graph shows a five year comparison of cumulative total returns* for Trimedyne, Stock Market Index (U.S. companies) and a Peer Group** Index.

                           TOTAL SHARE RETURNS GRAPH

                                     ANNUAL RETURN PERCENTAGE
                                     Years Ending

Company Name/ Index                         Sep95      Sep96      Sep97      Sep98      Sep99
-------------------------------------------------------------------------------------------------
TRIMEDYNE INC                                 0.00       7.80     -37.69     -65.09     106.61
NASDAQ US INDEX                              38.07      18.67      37.31       1.69      62.44
PEER GROUP                                   99.80       1.70      44.72     -65.51     109.32

                                     INDEXED RETURNS
                                     Years Ending


                                            Base
                                            Period
Company Name/ Index                         Sep94      Sep95      Sep96      Sep97      Sep98     Sep99
----------------------------------------------------------------------------------------------------------
TRIMEDYNE INC                                 100        0.00     107.80      67.18      23.45      48.45
NASDAQ US INDEX                               100      138.07     138067     224.97     228.78     371.62
PEER GROUP                                    100      199.80     203.19     294.05     101.41     212.27


Peer Group Companies
--------------------------------------------------------------------------------
COHERENT INC
LASER INDUSTRIES LTD -ORD (ACQ FEB '98)
LASERSCOPE
MEDSTONE INTERNATIONAL INC
SURGICAL LASER TECH INC

*    Total returns assumes reinvestment of dividends.
** The Peer Group includes Coherent Inc., Laser Industries, Ltd., Medstone International, Inc., Surgical Laser Technology, Inc., and Laserscope, Inc. Each company within the Peer Group was selected based on their similar product lines and marketing areas.

     IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

     THE FOREGOING REPORT OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANG COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED UNLESS SPECIFICALLY INCORPORATED.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

   There were 25,000 stock options granted to the executive officers during the fiscal year ended September 30, 1999.

                    STOCK OPTIONS HELD AT END OF FISCAL YEAR

   The following table provides information related to options exercised during the 1999 fiscal year and unexercised options held by the named executive officers as of the end of such fiscal year.

                         FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                               UNEXERCISED  OPTIONS              IN-THE-MONEY OPTIONS
                                                                 AT FY END (#) (1)                 AT FY END ($) (2)
                                                         -------------------------------        ----------------------
                              SHARES
                           ACQUIRED ON         VALUE                            UN-                                  UN-
                           EXERCISE (#)     REALIZED ($)    EXERCISABLE     EXERCISABLE     EXERCISABLE ($)    EXERCISABLE ($)
                           ------------    -------------    -----------     -----------     ---------------   -----------------
MARVIN P. LOEB                   --              --          246,000          74,000           $108,240             $32,560

L. DEAN CRAWFORD             10,000         $13,438           44,610          33,400             19,628               8,096

RICHARD A.                       --              --           42,700          51,800             18,788              22,792
 DEMMER

   1) Non-Qualified Stock Options granted have a term of six years, and Incentive Stock Options granted have a term of ten years. All Options are subject to earlier termination, with options becoming exercisable over periods of three years for Non-Qualified Stock options and five years for Incentive Stock Options from dates of grant. See footnote 1 to "Stock Option Grants in Last Fiscal Year" above for additional information or general terms which apply to all stock option awards made.

   2) Values were calculated by multiplying the closing market price of Trimedyne Common Stock at September 30, 1999 ($1.94 per share as reported by NASDAQ on that date) by the respective number of shares and subtracting the option price. No dollar value indicates that the market price at September 30, 1999 is lower than the exercise price.

                         TRANSACTIONS WITH MANAGEMENT
                         ----------------------------

        The following transactions occurred during fiscal 1999 in which the present directors, officers and key employees of the Company had a direct or indirect material interest. The Company believes that the terms of the transactions described below are as favorable as could have been obtained with unaffiliated third parties.

        Mr. Horowitz, a director of the Company, is a member of the firm of Heller, Horowitz & Feit, P.C., securities counsel to the Company. Heller, Horowitz & Feit, P.C. also represents other companies of which Mr. Loeb is a director, officer and/or controlling stockholder. During the fiscal year ended September 30, 1999, the Company paid $56,000 to the above law firm. Mr. Barron, a director, is also a consultant to the Company and was compensated at the rate of $2,800 per month receiving a total of $33,600 in fiscal 1999.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has appointed McKennon, Wilson & Morgan LLP as independent public accountants to examine the consolidated financial statements of the Company for the current fiscal year. The selection of McKennon, Wilson & Morgan LLP was approved by the Board of Directors prior to their appointment. McKennon, Wilson & Morgan LLP has advised the Company that they do not have any material financial interests in, or any connection (other than as independent accountants) with the Company. There were no disagreements with the Company's auditors on accounting and auditing matters during the two fiscal years ended September 30, 1999.

     A representative of McKennon, Wilson & Morgan LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement if the representative desires to do so and will to be available to respond to appropriate questions from stockholders.


                        STOCKHOLDERS PROPOSALS FOR 2000
                        -------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                        ------------------------------

     Proposals which stockholders intend to present at the Annual Meeting of Stockholders to be held in 2001 must be received by the Company by December 31, 2000 to be eligible for inclusion in the proxy material for the 2001 Annual Meeting.

                          ANNUAL REPORT ON FORM 10-K
                          --------------------------

     Upon sending a written request to Trimedyne, Inc., P.O. Box 57001, 2801 Barranca Road, Irvine, California 92619-7001, Attention: Shane H. Traveller, stockholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, and any amendments thereto, as filed with the Securities and Exchange Commission.

                                 OTHER MATTERS
                                 -------------

     As of the date of this Proxy Statement, the only business which management expects to be considered at the Annual Meeting is the election of directors. However, if any other matters come before the Annual Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS,



Marvin P. Loeb
Chairman of the Board


DATED: April 6 , 2000

                                 (PROXY CARD)
                                (FRONT OF CARD)

                                TRIMEDYNE, INC.
                       P.O. Box 57001, 2801 Barranca Rd.
                            Irvine, CA  92619-7001

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   -----------------------------------------

                 Annual Meeting of Stockholders - June 5, 2000

     The undersigned, as a Stockholder of TRIMEDYNE, INC. (the "Company"), hereby appoints MARVIN P. LOEB and RICHARD F. HOROWITZ, or either of them, the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held at 2:00 p.m. on June 5, 2000 at 2801 Barranca Road, Irvine, CA 92606, and any adjournments thereof, and hereby authorizes them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated April 6, 2000:

              (Please Sign and Date the Proxy on the Reverse Side)

                                 (PROXY CARD)
                                (BACK OF CARD)
1.   ELECTION OF CLASS 3 DIRECTORS (Three year term)


       FOR the nominee                       WITHHOLD AUTHORITY              NOMINEE:   Marvin P. Loeb
 [_]   listed at right except as      [_]   to vote for the nominee
       marked to the contrary:              listed at right:


       FOR the nominee                      WITHHOLD AUTHORITY               NOMINEE:   Richard F. Horowitz
[_]    listed at right except as      [_]   to vote for the nominee
       marked to the contrary:              listed at right:

2. IN THE DISCRETION OF SUCH PROXIES UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IDENTIFIED ABOVE TO THE BOARD OF DIRECTORS IN THE DISCRETION OF THE PROXIES NAMED, AND ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

       This Proxy is revocable at any time, and the undersigned reserves the right to attend the meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

CORRECT ADDRESS IF NECESSARY

                                          No. of
__________________________________        Shares________________________________
      SIGNATURE*


__________________________________        DATE____________, 2000
      SIGNATURE IF HELD JOINTLY*



*NOTE: Please sign exactly as name(s) appear on your Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign.